FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1996-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Pursuant to the Master Pooling and Servicing Agreement dated as of October 4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1996-1 Supplement, dated as of November 27, 1996 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


  Due Period Ending                                             April 30, 2000
  Determination Date                                            May 8, 2000
  Distribution Date                                             May 15, 2000

                                                                   ----------
                                                                   ----------
  Class A Accumulation Period ("Y" or "N")?                            N
                                                                   ----------
                                                                   ----------
  Class B Accumulation Period ("Y" or "N")?                            N
                                                                   ----------
                                                                   ----------
  Early Amortization Period ("Y" or "N")?                              N
                                                                   ----------
                                                                   ----------
  Class B Investor Amount paid in full ("Y" or "N")?                   N
                                                                   ----------
                                                                   ----------
  Sharing Principal Collections with another Series ("Y" or "N")?      N
                                                                   ----------
                                                                   ----------


  MASTER TRUST INFORMATION

  Receivables

  1.     The aggregate amount of Eligible Receivables as of the end of
         the last day of the relevant Due Period                                             $ 1,154,688,007.86

  2.     The aggregate amount of Principal Receivables as of the end
         of the last day of the relevant Due Period                                          $ 1,126,990,866.08

  3.     The aggregate amount of Finance Charge Receivables as of
         the end of the last day of the relevant Due Period                                  $    27,697,141.78

  4.     The aggregate amount of Discount Option Receivables as of
                                                                                             ------------------
                                                                                             ------------------
         the last day of the relevant Due Period                                             $             0.00
                                                                                             ------------------
                                                                                             ------------------

  5.     The Transferor Amount as of the end of the last day of the
         relevant Due Period                                                                 $   193,770,705.14

  6.     The minimum Transferor Amount as of the end of the last
         day of the relevant Due Period                                                      $             0.00

  7.     The Excess Funding Account Balance as of the end of the
         last day of the relevant Due Period                                                 $             0.00

  8.     The aggregate principal balance of Receivables determined to be
         Receivables of Defaulted Accounts for the relevant Due Period                       $     6,516,349.22

  9.     The aggregate amount of Recoveries for the relevant Due Period                      $     1,820,005.20

  10.    The Default Amount for the relevant Due Period                                      $     4,696,344.02

  Collections

  11.    The aggregate amount of Collections of Principal Receivables
         for the relevant Due Period                                                         $   128,604,619.32

  12.    The aggregate amount of Collections of Finance Charge
         Receivables for the relevant Due Period                                             $    17,261,097.94

  13.    The aggregate amount of interest earnings (net of losses
         and investment expenses) on the Excess Funding
         Account for the relevant Due Period                                                 $             0.00

  14.    The aggregate amount of Collections processed for the relevant
         Due Period (sum of lines 9+11+12+13)                                                $   147,685,722.46

                                                                                             ------------------
                                                                                             ------------------
  15.    The average Discount Percentage for the relevant Due Period                         %            0.00%
                                                                                             ------------------
                                                                                             ------------------

  Invested Amounts

  16.    The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $    71,320,160.94
                      b.  Class B                                                            $    30,000,000.00
                      c.  Collateral Indebtedness Interest                                   $    39,000,000.00
                      d. Class D                                                             $    15,000,000.00
                                                                                             ------------------
                                                                                             ------------------
                      e.  Total Invested Amount (sum of a - d)                               $   155,320,160.94

  17.    The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $   162,000,000.00
                      b.  Class B                                                            $    22,500,000.00
                      c.  Collateral Indebtedness Interest                                   $    29,250,000.00
                      d. Class D                                                             $    11,250,000.00
                                                                                              ------------------
                                                                                              ------------------
                      e.  Total Invested Amount (sum of a - d)                               $   225,000,000.00

  18.    The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $             0.00
                      b.  Class B                                                            $             0.00
                                                                                             ------------------
                                                                                             ------------------
                      c.  Total Invested Amount (sum of a - b)                               $             0.00

  19.    The Series 1999-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $    50,000,000.00
                      b.  Class B                                                            $     2,900,000.00
                                                                                             ------------------
                                                                                             ------------------
                      c.  Total Invested Amount (sum of a - b)                               $    52,900,000.00

  20.    The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $   365,000,000.00
                      b.  Class B                                                            $    57,500,000.00
                      c.  Collateralized Trust Obligation                                    $    47,500,000.00
                      d.  Class D                                                            $    30,000,000.00
                                                                                             ------------------
                                                                                             ------------------
                      e.  Total Invested Amount (sum of a - d)                               $   500,000,000.00

  21.    The aggregate Invested Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                 $   933,220,160.94

  Investor Amounts

  22.    The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $   216,000,000.00
                      b.  Class B                                                            $    30,000,000.00
                      c.  Collateral Indebtedness Interest                                   $    39,000,000.00
                      d.  Class D                                                            $    15,000,000.00
                                                                                             ------------------
                                                                                             ------------------
                      e.  Total Investor Amount (sum of a - d)                               $   300,000,000.00

  23.    The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $   162,000,000.00
                      b.  Class B                                                            $    22,500,000.00
                      c.  Collateral Indebtedness Interest                                   $    29,250,000.00
                      d.  Class D                                                            $    11,250,000.00
                                                                                             ------------------
                                                                                             ------------------
                      e.  Total Investor Amount (sum of a - d)                               $   225,000,000.00

  24.    The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $             0.00
                      b.  Class B                                                            $             0.00
                                                                                             ------------------
                                                                                              ------------------
                      c.  Total Investor Amount (sum of a - b)                               $             0.00

  25.    The Series 1999-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $    50,000,000.00
                      b.  Class B                                                            $     2,900,000.00
                                                                                             ------------------
                                                                                             ------------------
                      d.  Total Investor Amount (sum of a - c)                               $    52,900,000.00

  26.    The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                            $   365,000,000.00
                      b.  Class B                                                            $    57,500,000.00
                      c.  Collateralized Trust Obligation                                    $    47,500,000.00
                      d.  Class D                                                            $    30,000,000.00
                                                                                             ------------------
                                                                                             ------------------
                      e.  Total Adjusted Invested Amount (sum of a - d)                      $   500,000,000.00

  27.    The aggregate Investor Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                 $ 1,077,900,000.00

  Series 1996-1 Allocation Percentages

  28.    The Fixed Percentage with respect to the relevant
         Due Period
                      a.  Class A                                                            %            0.00%
                      b.  Class B                                                            %            0.00%
                      c.  Collateral Indebtedness Interest                                   %            0.00%
                      d.  Class D                                                            %            0.00%
                                                                                             ------------------
                                                                                             ------------------
                      e.  Series 1996-1 Total                                                             0.00%
                                                                                             ------------------
                                                                                             ------------------

  29.    The Floating Percentage with respect to the relevant
         Due Period
                      a.  Class A                                                            %            14.01%
                      b.  Class B                                                            %             1.95%
                      c.  Collateral Indebtedness Interest                                   %             2.53%
                      d.  Class D                                                            %             0.97%
                                                                                             ------------------
                                                                                             ------------------
                      e.  Series 1996-1 Total                                                             19.46%
                                                                                             ------------------
                                                                                             ------------------

  Allocation of Collections

  30.    The Series 1996-1 allocation of Collections of Principal
         Receivables for the relevant Due Period (line 28 times
         line 11)
                      a.  Class A                                                            $    18,017,719.81
                      b.  Class B                                                            $     2,502,461.09
                      c.  Collateral Indebtedness Interest                                   $     3,253,199.41
                      d.  Class D                                                            $     1,251,230.54
                                                                                             -------------------
                                                                                             -------------------
                      e.  Series 1996-1 Total                                                $    25,024,610.85
                                                                                             -------------------
                                                                                             -------------------

  31.    The Series 1996-1 allocation of Collections of Finance
         Charge Receivables for the relevant Due Period (line 28
         times line 12)
                      a.  Class A                                                            $     2,418,308.36
                      b.  Class B                                                            $       335,876.16
                      c.  Collateral Indebtedness Interest                                   $       436,639.01
                      d.  Class D                                                            $       167,938.08
                                                                                             -------------------
                                                                                             -------------------
                      e.  Series 1996-1 Total                                                $     3,358,761.61
                                                                                             -------------------
                                                                                             -------------------

  Portfolio Yield and Delinquencies

  32.    The Portfolio Yield for the relevant Due Period (including
         Shared Excess Finance Charge Collections, if allocated)
         with respect to Series 1996-1                                                       %           13.04%

  33.    The 3-month average Portfolio Yield for the three most recent
         Due Periods                                                                         %           14.94%

  34.    The Base Rate for the relevant Due Period                                           %            8.40%

  35.    The 3-month average Base Rate for the three most recent
         Due Periods                                                                         %            8.28%

  36.    Average Portfolio Yield less average Base Rate                                      %            6.66%

  37.    The amount of Shared Excess Finance Charge Collections
         allocable to Series 1996-1 with respect to any Finance Charge
         Shortfall in such Series for the relevant Due Period                                $             0.00

  38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                             ------------------
                                                                                             ------------------
                           (a)     Delinquent 31 to 60 days                                  $    20,825,099.19
                                                                                             ------------------
                                                                                             ------------------
                           (b)     Delinquent 61 to 90 days                                  $    11,964,993.74
                                                                                             ------------------
                                                                                             ------------------
                           (c)     Delinquent 91 days or more                                $    23,906,643.66
                                                                                             ------------------
                                                                                             ------------------

  Determination of Monthly Interest

  39.    Class A Monthly Interest:
                      a.  Class A Monthly Interest                                           $       793,800.00
                      b.  Funds allocated and available to pay Class A
                           Monthly Interest for relevant Due Period (4.3a)                   $     2,418,308.36
                      c.  Class A Interest Shortfall (a less b)                              $             0.00
                      d.  Class A Additional Interest                                        $             0.00

  40.    Class B Monthly Interest:
                      a.  Class B Monthly Interest                                           $       114,275.00
                      b.  Funds allocated and available to pay Class B
                           Monthly Interest for relevant Due Period (4.3b)                   $       335,876.16
                      c.  Class B Interest Shortfall (a less b)                              $             0.00
                      d.  Class B Additional Interest                                        $             0.00

  41.    Collateral Monthly Interest and Class D Monthly Interest:
                      a.  Collateral/Class D Monthly Interest                                $       211,995.00
                      b.  Funds allocated and available to pay Collateral/
                           Class D Monthly Interest for relevant Due Period                  $       604,577.09
                      c.  Collateral/Class D Interest Shortfall (a less b)                   $             0.00
                      d.  Collateral/Class D Additional Interest                             $             0.00

  Accumulation Period
  42.    Required Accumulation Factor Number                                                              10.00
  43.    Accumulation Period Factor                                                                        1.00
  44.    Accumulation Period Length                                                                       10.00
  45.    Accumulation period commencement date                                                 January 1, 2001

  Determination of Monthly Principal

  46.    Class A Monthly Principal (pursuant to section 4.4a):
                   (X)a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Coll. Applied                   $             0.00
                   (Y)a.  Controlled Accumulation Amount                                     $             0.00
                      b.  Deficit Controlled Accumulation Amount                             $             0.00
                      c.  Controlled Deposit Amount                                          $             0.00
                   (Z)a.  Class A Invested Amount                                            $   162,000,000.00
         Class A Monthly Principal (the least of x,y,z)                                      $             0.00

  47.    Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after payout of Class A)
                   (X)a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Collections
                          Applied - Class A Monthly Principal Applications                   $             0.00
                   (Y)a.  Controlled Accumulation Amount                                     $             0.00
                      b.  Deficit Controlled Accumulation Amount                             $             0.00
                      c.  Controlled Deposit Amount                                          $             0.00
                   (Z)a.  Class B Invested Amount                                            $    22,500,000.00
         Class B Monthly Principal (the least of x,y,z)                                      $             0.00

  48.    Collateral Monthly Principal
                      a.  pursuant to 4.4c (i) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount (optional)                                 $             0.00
                      b.  pursuant to 4.4c (ii) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount                                            $             0.00

  49.    Class D Monthly Principal (pursuant to section 4.4d)
         (distributable only after CIA is paid in full)                                      $             0.00

  Available Funds

  50.    Class A Available Funds
                      a.  Class A Finance Charge allocation (line 31a)                       $     2,418,308.36
                      b.  Class A Cap Payment                                                $             0.00
                      c.  Prior to Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Due Period                                              $             0.00
                      d.  Any amount of Reserve Account withdrawn and
                         included in Class A Available Funds (section 4.14d)                 $             0.00
                      e.  Class A Available Funds (sum a-d)                                  $     2,418,308.36

  51.    Class B Available Funds
                      a.  Class B Finance Charge allocation (line 31b)                       $       335,876.16
                      b.  Class B Cap Payment                                                $             0.00
                      c.  On or After Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Due Period                                              $             0.00
                      d.  Any amount of Reserve Account withdrawn and
                         included in Class B Available Funds (section 4.14d)                 $             0.00
                      e.  Class B Available Funds (sum a-d)                                  $       335,876.16

  52.    Collateral Available Funds:
                      a.  Collateral Finance Charge allocation (line 31c)                    $       436,639.01

  53.    Class D Available Funds
                      a.  Class D Finance Charge allocation (line 31d)                       $       167,938.08

  Reallocated Principal Collections

  54.    Class D Subordinated Principal Collections (to the extent                           $             0.00
         needed to fund Required Amounts)

  55.    Collateral Subordinated Principal Collections (to the extent                        $             0.00
         needed to fund Required Amounts)

  56.    Class B Subordinated Principal Collections (to the extent                           $             0.00
         needed to fund Required Amounts)

  57.    Total Reallocated Principal Collections                                             $             0.00

  Investor Default Amounts

  58.    Class A Investor Default Amount                                                     $       657,965.56
                                                                                             %            5.00%

  59.    Class B Investor Default Amount                                                     $        91,384.11
                                                                                             %            5.00%

  60.    Collateral Investor Default Amount                                                  $       118,799.34
                                                                                             %            5.00%

  61.    Class D Investor Default Amount                                                     $        45,692.05
                                                                                             %            5.00%

  62.    Aggregate Investor Default Amount                                                   $       913,841.06
                                                                                             %            5.00%
  Allocable Amounts for Series 1996-1

  63.    The Allocable Amount for Series 1996-1 as of the end of the
         relevant Due Period (Inv Default Amt + Series 96-1 Adjust Amt)
              Class A                                                                        $       657,965.56
              Class B                                                                        $        91,384.11
              Class C                                                                        $       118,799.34
              Class D                                                                        $        45,692.05
                                                                                             ------------------
                                                                                             ------------------
         Aggregate Allocable Amount                                                          $       913,841.06

  Required Amounts for Series 1996-1

  64.    Class A Required Amount (section 4.5a)
                      a.  Class A Monthly Interest for current Distribution
                           Date                                                              $       793,800.00
                      b.  Class A Monthly Interest previously due but not
                           paid                                                              $             0.00
                      c.  Class A Additional Interest for prior Due Period
                           or previously due but not paid                                    $             0.00
                      d.  Class A Investor Allocable Amount                                  $       657,965.56
                      e.  Class A Servicing Fee (if FNANB is no longer
                           servicer)                                                         $             0.00
                      f.   Class A Available Funds                                           $     2,418,308.36
                      g.  Class A Required Amount (sum of a-e minus f)                       $             0.00

  65.    Class B Required Amount (section 4.5b)
                      a.  Class B Monthly Interest for current Distribution
                           Date                                                              $       114,275.00
                      b.  Class B Monthly Interest previously due but not
                           paid                                                              $             0.00
                      c.  Class B Additional Interest for prior Due Period
                           or previously due but not paid                                    $             0.00
                      d.  Class B Servicing Fee (if FNANB is no longer
                           servicer)                                                         $             0.00
                      e.  Class B Available Funds                                            $       335,876.16
                      f.   Excess of Class B Allocable Amount over
                           funds available to make payments (section 4.8d)                   $             0.00
                      g.  Class B Required Amount ((sum of a-d) minus e                      $
                           plus f)                                                                         0.00

  66.    Collateral/Class D Required Amount (section 4.5c,d)
                      a.  Collateral/Class D Monthly Interest for current
                           Distribution date                                                 $       211,995.00
                      b.  Collateral/Class D Monthly Interest previously
                           due but not paid                                                  $             0.00
                      c.  Collateral/Class D Additional Interest for prior
                           Due Period or previously due but not paid                         $             0.00
                      d.  Collateral/Class D Servicing Fee (if FNANB is
                           no longer servicer)                                               $             0.00
                      e.  Collateral/Class D Available Funds                                 $       604,577.09
                      f.   Excess of Collateral/Class D Allocable Amount
                           over funds available to make payments                             $             0.00
                      g.  Collateral/Class D Required Amount ((sum of
                           a-d) minus e plus f)                                              $             0.00

  Investor Charge-Offs

  67.    The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
         Amount and Class D Invested Amount
                      a.  Class A                                                            $             0.00
                      b.  Class B                                                            $             0.00
                      c.  Collateral Indebtedness Amount                                     $             0.00
                      d.  Class D                                                            $             0.00

  68.    The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateral Indebtedness Amount and Class D
         Invested Amount
                      a.  Class B                                                            $             0.00
                      b.  Collateral Indebtedness Amount                                     $             0.00
                      c.  Class D                                                            $             0.00

  69.    The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                      a.  Collateral Indebtedness Amount                                     $             0.00
                      b.  Class D                                                            $             0.00

  Servicing Fee
         (2% of total Invested Amount)
  70.    Class A Servicing Fee for the relevant Due Period                                   $       270,000.00

  71.    Class B Servicing Fee for the relevant Due Period                                   $        37,500.00

  72.    Collateral Servicing Fee for the relevant Due Period                                $        48,750.00

  73.    Class D Servicing Fee for the relevant Due Period                                   $        18,750.00

  Enhancement
               (18% of total Invested Amount)
  74.    Required Enhancement Amount
                      a. Invested Amount as of the last day of relevant Due
                          Period                                                             $   225,000,000.00
                      b.  Required Enhancement Amount (line a times 18%)                          40,500,000.00

  75.    Enhancement Surplus
                      a.  Amount on Deposit in the Cash Collateral Account                   $             0.00
                      b.  Collateral Indebtedness Amount                                     $    29,250,000.00
                      c.  Class D Invested Amount                                            $    11,250,000.00
                      d.  Required Enhancement Amount                                        $    40,500,000.00
                      e.  Enhancement Surplus ((sum of a-c)less d)                           $             0.00
                      f.  Enhancement deficiency, deposit excess Finance
                          Charge to Cash Collateral Account                                  $             0.00

  Reserve Account

  76.    Lowest historical 3 month average Portfolio Yield less 3 month
         average Base Rate (must be > 4%, or line 77 will adjust accordingly)                %             5.01%

  77.    Reserve Account Funding Date (based on line 76)                                            11/15/00

  78.    Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Class A/Class B Investor Amount)                       $             0.00

  79.    Available Reserve Account Amount
                      a.  Reserve Draw Amount (covered amount - p.f. proceeds)               $             0.00
                      b.  Reserve Account Investment Proceeds                                $             0.00
                      c.  Amount on deposit in the Reserve Account at the end of the
                           relevant Due Period less Investment Proceeds                      $             0.00
                      d.  Required Reserve Account Amount (line 78)                          $             0.00
                      e.  Available Reserve Account Amount (after Reserve Draw)              $             0.00
                                                                                             ------------------
                                                                                             ------------------
                      f.   Required Reserve Account Deposit on Distribution Date             $             0.00
                                                                                             ------------------
                                                                                             ------------------

  Principal Funding Account

  80.    Principal Funding Account Balance at the beginning of the Due Period                $             0.00

  81.    a.  Daily Deposits to the Principal Funding Account during the
               relevant Due Period                                                           $             0.00
         b.  Principal Funding Account Investment Proceeds                                   $             0.00

  82.    Withdrawals from the Principal Funding Account during the relevant
         Due Period                                                                          $             0.00

  83.    Principal Funding Account Balance as of the last day of the
         relevant Due Period                                                                 $             0.00

  84.    LIBOR Determination date for the relevant Due Period                                     13-Apr-00

  85.    LIBOR rate for the relevant Due Period                                              %            6.130%

  86. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


         IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 8th day of May, 2000


                        FIRST NORTH AMERICAN NATIONAL BANK,
                        as Servicer


                        By s/Philip J. Dunn
                        Name:  Philip J. Dunn
                        Title:  Vice President